UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Item 1. Reports to Stockholders.

Sound Enhanced Fixed Income ETF

Ticker: FXED

Sound Equity Dividend Income ETF

Ticker: DIVY

Annual Report

November 30, 2023

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Sound Income Strategies ETFs

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The Sound Enhanced Fixed Income ETF (“FXED” or the “Fund”)

Dear Shareholders,

Wow, what a difference a year can make! Equity markets, especially growth, exploded during the beginning of this year and even the fixed-income markets seemed to throw off the horrible memory of 2022. Then, on March 8, 2023, an up-and-coming mid-tier bank, Silicon Valley Bank, along with a smaller crypto-bank, Silvergate, which held deposits from the crypto-exchange FTX, both out of California, along with Signature Bank in NYC, had problems come to light which started a good old-fashioned bank run. Banking is supposed to be boring, and you don’t want volatility in your banking industry, so without too much hesitation, the Federal Reserve (the “Fed”), along with the U.S. Treasury, stepped in and created the Bank Term Funding Program, which basically provides liquidity to banks that have been using deposit capital to purchase U.S. Treasuries and mortgage-backed securities (“MBS”) that were severally underwater from their purchase prices given the Fed’s rapid interest rate increases. The Fed’s estimate that this would ease depositors’ worries and cease further banking runs has worked well, so far. March of 2024 will determine if the Fed and U.S. Treasury need to extend this program or let it expire.

Given this “insurance” for banks and a pause in interest rate increases during the June 2023 Fed meeting, we saw equity markets move higher, although most of that growth came from the usual handful of growthy tech names with which you’re probably already familiar. Fixed-income was a little more sanguine given that the fixed-income market looks a little closer at economics, which had been slowing down during the first half of the year.

For those of you who are new to our Fund, FXED is an actively managed portfolio of fixed-income and higher-yielding income-based securities. The Fund’s primary goal is to generate higher levels of current income with capital appreciation as a secondary focus. As with most value-focused investments, we have the burden of differentiating high-yielding securities between being a value investment versus a value trap. Investing only in traditional fixed-income securities such as government, agency, corporate, or municipal bonds would leave out many value or “valuable” asset classes such as business development companies (“BDCs”), real estate investment trusts (“REITs”), and preferred securities. Therefore, we have included these non-traditional, income-based asset classes in the Fund’s portfolio. Traditional or “core bond” portfolios are important, however, given the previous low-inflation environment over the past 20 years, until 2021, has forced income-based investors to look towards alternatives to increase yields over and above U.S. Treasuries, agency MBS, municipal, and even investment grade corporate bonds.

The first half of 2023 looked pretty good for both equities and fixed-income, but markets were expecting to have weaker inflation and labor market numbers and those expectations were not fully realized. Therefore, the second half of 2023 started with the Fed increasing rates again at their July 2023 meeting, due to “sticky” inflation numbers not receding fast enough for their comfort. During the third quarter, returns for fixed-income and equities began to unravel given those sticky inflation numbers.

Other material negative contributing factors were the U.S. Treasury boosting quarterly bond sales for the first time in 2.5 years after Congress kicked the debt ceiling down the road. The U.S. Treasury estimated they needed $1 Trillion, (yes, Trillion) for government financing during third quarter of 2023. Given this additional information, in August 2023, the Fitch rating agency downgraded U.S. Debt from AAA to AA+ on August 1. Japan and China have also been liquidating a portion of their U.S. Treasury holdings and this led to about a -4.7% loss in the 10-year, on-the-run (newest issue), U.S. Treasury. These factors, and the Fed’s continuation of letting U.S. Treasury and agency bond holdings roll off their balance sheet without replacing them, made for a rough third quarter.

However, as I stated at the beginning of this letter, what a difference a year makes! Come November 2023, markets posted one of their best gains since July 2022. Consumer spending, inflation, and the labor markets all cooled leading up to November 2023. Expectations that inflation will continue to drop lead the market to rally in both equities and fixed-income. The drop in U.S. Treasury yields helped push fixed-income securities higher in value. Remember falling rates make fixed-income securities increase in value and increasing rates hurt future cash flows, therefore leading to lower values for fixed coupon securities.

While we can’t control interest rate policy at the Federal Reserve, we can attempt to position the Fund to prosper from those moves and we made up for the rough 2022 market with a 7.21% total return in net asset value (NAV) (7.96% Market) for the fiscal year ended November 30, 2023, while the Bloomberg U.S. Universal Bond Index returned 1.94% during the same period.

We did make some adjustments to the Fund’s holdings during the fiscal year. We replaced two underperforming REIT names, Brandywine, and Medical Properties Trust. They were replaced with two REITs that have performed well for us this year: Apple Hospitality REIT and Park Hotels & Resorts. We also added some new bonds to our line-up: Cleveland-Cliffs, Inc., a metals and mining company that

SHAREHOLDER LETTER

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produces flat rolled steel and iron-ore pellets. Under the BDC asset class, we started adding to a new position, Runway Growth Finance Corporation. Runway is a solid BDC that focuses more on late-stage growth companies, and it has also done well and provided additional quality income for the Fund.

While 2023 produced great returns and increased income for the Fund, we are cautious going into 2024. I state this because financial markets are usually forward-looking, and investors are assuming the Fed will quickly lower rates and therefore have pushed down yields back below 4% in the 10-year U.S. Treasury maturity. I believe the market might have gotten ahead of the Fed and have priced in a “Goldilocks” scenario for next year, therefore we will be a little cautious and look forward to additional weakening of inflation before making material adjustments.

We appreciate your participation and confidence in our Fund and fortunately, patience has paid off for us this year with our investments. We will continue to search for quality companies that pay solid income, and we expect that returns will revert towards the long-term mean for equity and fixed-income markets in the year ahead, provided a recession can be avoided.

Regards,

Eric Lutton, CFA
Chief Investment Officer
Sound Income Strategies LLC

Investment Advisory Services offered through Sound Income Strategies, LLC, an SEC Registered Investment Advisory firm.

SHAREHOLDER LETTER (Continued)

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Investing involves risk, including the potential loss of principal. There is no guarantee that the Fund’s investment strategy will be successful. Shares may trade at a premium or discount to their NAV in the secondary market. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund; and there may be a limited number of market makers or other liquidity providers in the marketplace. Since the Fund is actively-managed it does not seek to replicate the performance of a specified index. Securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in lower rated corporate debt securities typically entail greater price volatility and principal and income risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

The Fund may, at times, hold illiquid securities. The Fund could lose money if it is unable to dispose of an illiquid investment at a time or price that is most beneficial to the Fund. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

The Bloomberg U.S. Universal Bond Index is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

Fitch Ratings is a credit rating agency that rates the viability of investments relative to the likelihood of default. Fitch uses a letter system; for example, a company rated AAA is very high quality with reliable cash flows, while a company rated D has already defaulted. The AA+ rating comes with very low credit risk and indicates that the issuer has a strong capacity to repay its debts.

One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change. Please see the Schedule of Investments for complete holdings.

The Fund is distributed by Foreside Fund Services, LLC.

The piece must be preceded or accompanied by a prospectus.

SHAREHOLDER LETTER (Continued)

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The Sound Equity Dividend Income ETF (“DIVY” or the “Fund”)

Dear Shareholders,

Thank you for choosing to invest in the Sound Equity Dividend Income ETF.

As required by the SEC, we would like to take a moment to recapitulate the Fund’s strategy. Then, we will discuss the fundamental elements and some of the factors that led to the Fund’s relatively weak performance for the fiscal year ended November 30, 2023 versus the S&P 500® Total Return Index (“S&P 500”), the Fund’s primary benchmark, and the Russell 1000 Value Index (“Russell 1000 Value”) for the same period. This is the first year in the last three years when DIVY under-performed both of these indices. In the prior two years, it out-performed them.

While we do not regard either index as a representative benchmark for the Fund, on account of the structural differences between DIVY and these much larger portfolios that have significantly different sector weights and characteristics, we do think they provide useful bases for comparison, in terms of relative yields, returns, and sector performances, as all three portfolios focus on large capitalization, U.S.-listed stocks. Also, the Russell 1000 Value reflects a similar value-oriented investment discipline, albeit without the high yield emphasis, which provides some contrast, as does the S&P 500 with its much heavier tech concentration and growth bias. By looking at the behaviors of the three portfolios, we can get a sense if the investment regime (value versus growth), strategy (high dividend/short duration) or stock selection led to the Fund’s relatively good or bad performance.

As described in our prior letters, DIVY (formerly SDEI) is a diversified, large cap, value-oriented, U.S.-listed, common stock portfolio, whose key characteristics are that every stock must pay a dividend. The targeted portfolio yield, on a gross basis, must be at least 2.0X that of the S&P 500. The Fund’s portfolio is concentrated, holding 30 to 35 names, with a maximum weight of 6% in any one company. Unlike many other high yielding equity funds, DIVY does not invest in master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), tobacco companies, business development companies (“BDCs”), preferred stocks, or exchange-traded funds (“ETFs”). The Fund invests in common stocks that pay qualified dividends, which are currently taxed at a lower rate than dividends or interest paid by MLPs, REITs, BDCs, preferred stocks or bonds.

Because high yielding stocks tend to be more mature, with less sales and earnings growth than the average stock in the market, they tend to trade at lower valuation multiples and appreciate less than the market cap weighted S&P 500 does. We seek to offset some, or all, of this performance drag by selecting companies that have a catalyst that could lead to above average income growth or stock price appreciation, such as recovery from a temporary problem, a new product or management team, a recapitalization, or tightness in its end markets. Because such companies are hard to find, DIVY has a fairly concentrated portfolio. Also, because it generally takes a lot of time for companies to execute on their catalyst / transformations, the Fund should have a much lower turnover than most other funds.

For the fiscal year ended November 30, 2023, DIVY recorded its first negative return (-4.13% NAV, -3.96% Market). Unfortunately, these results came in far behind the lower yielding and higher growth S&P 500 (+13.84%) and the Russell 1000 Value (+1.36%) returns. DIVY’s relative performance was weaker than the benchmarks largely because of two macro factors, and the Fund’s portfolio overly defensive weighting, in what turned out to be a strong growth year.

On the macro side, the run-up in artificial intelligence tied (Magnificent 7) names, which DIVY by mandate cannot own, and investors’ shifting out of high dividend stocks and into higher yielding bonds greatly hurt the Fund’s absolute and relative returns. Also, the Fund’s over-weighting in defensive sectors (consumer staples, energy, healthcare and utilities) that were among the market’s weakest performers in 2023, greatly affected results. We will elaborate on these factors below.

1)The so called Magnificent 7 technology and communications stocks (NVDA, META, TSLA, AMZN, MSFT, GOOGL and AAPL) are all higher multiple, high growth stocks that don’t pay high dividends or have low valuations, as DIVY’s stocks are mandated to possess. So, by mandate, these 2023 market champions could not be held by DIVY. However, these mega-cap stocks (and similar high growth peers) drove the majority of the S&P 500’s returns through November 2023. The run-up in these names was an almost perfect reversal of these same stocks’ declines in 2022, which helped to lift DIVY’s relative performance last year. This year, the script was flipped, but still most of this year’s index champions have not yet fully recouped their losses from last year.

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2)With the U.S. Federal Reserve (the “Fed”) running full bore on its interest rate hiking and quantitative tightening efforts to fight inflation, yields in fixed income securities rose steadily throughout most of fiscal 2023, which made bonds much more attractive than DIVY’s high yielding stocks to many conservative investors, who like the contractual nature of bond yields, over the flexible nature of dividends. As a result, fund flows into high dividend stocks and dividend ETFs fell, which caused them to lag both the equity and fixed income markets in fiscal 2023.

3)With the Fed aggressively raising interest rates and war in Europe, many economists and strategists were forecasting fiscal 2023 to be a rough year for the U.S. and global economies, with some even forecasting a recession by year end. Normally, when the economy slows down or enters a recession, the four primarily defensive sectors for equity investors to hold are consumer staples, healthcare, energy and utilities stocks, as the demand for these sectors’ products and services tend to hold up in slowing times. Accordingly, the Fund held 6.6%, 14.6% 17.6% and 5.3% (or a total or 44.1% of the Fund’s portfolio) in these defensive areas, and all four of them under-performed for company specific and sector issues.

a.Consumer staples suffered from declining volumes as rising prices reduced unit demand. At the same time, rising costs pinched margins. The negative operating leverage from both caused many firms to miss estimates. Also, the Fund’s holding, Walgreens Boots Alliance, suffered from a large opioid legal settlement, due to industry issues, and slower than expected progress with its healthcare services business. As a result of the latter issue, the CEO and several top executives were replaced.

b.In healthcare, the Biden administration efforts to control drug prices by effectively shortening firm’s patent lives and lowering payments has hurt most pharma companies, including the Fund’s holding. Also, the Fund’s holding, Pfizer, has had to cut estimates due to a faster than expected drop in Covid-19 vaccination and treatment programs.

c.In the energy area, companies have performed well, but consumption effects in part due to the war in Europe and in part due to the warm winter last year, has led to higher inventories and lower prices for natural gas, oil and distillates.

d.In the utilities area, companies are generally performing well. However, generally speaking, investors have been selling utilities to buy bonds, which has hurt the sector’s results. Now that interest rates have begun falling in expectation of the Fed pivoting away from rate hikes towards eventual rate cuts, utilities stocks have been doing better.

In fiscal 2024, we expect these headwinds to largely dissipate or reverse, now that the Fed has indicated that it is likely done raising interest rates, and its members expect to cut interest rates three or four times in fiscal year 2024. Certainly, November 2023, in which the equity markets advanced in the high single digits, and the market broadened beyond the Magnificent 7 names was a vivid indicator that the nature of the market and sentiment has materially changed.

Looking ahead, we expect interest rates to fall, which should re-inflate the relative attractiveness of the Fund and its holdings, and encourage investors to become more optimistic about the economy strengthening in the back half of 2024, despite the many data points that highlight how U.S. economic growth is currently slowing down. We also expect that small- and mid-cap stocks, which are generally cheaper and more interest sensitive to large and mega-cap stocks, will rebound more. Our handful of mid-cap holdings should benefit from these factors.

While a minority of economists (26%) are still forecasting a recession in 2024, due to the Fed’s aggressive rate hiking actions, we stand with the majority and believe that the lagging drag from these policies will abate, as lower rates and lower inflation, plus wealth affects from rising home and portfolio values empower U.S. consumers to re-ignite U.S. growth. These changing factors should help to lift the results of our consumer stocks.

Overseas, against easy comparisons, we anticipate growth in Europe and China to especially help U.S. companies because the drop in interest rates has coincided with a weakening of the U.S. Dollar, which has made U.S. goods and services more attractive overseas recently than they have been in a year. The falling dollar also makes the re-patriated profits of overseas earnings larger than they would have been, which should help lift U.S. company sales and earnings, against easier prior year comparisons.

All of these factors should help sustain and grow U.S. company sales and earnings, but the biggest factor continues to be the falling discount rate, which drives up the fair market value multiple of stocks and bonds. If we look at the Alan Greenspan Fed model, where the fair market value multiple of the S&P 500 should be 1 / (USG ten year rate), which it was for 30 years prior to Greenspan developing his model, then the fair market value for stocks is still over 25X, which implies there is much room to rise for the S&P 500, which is currently trading at 18.7X 2024 estimates. Meanwhile the Fund portfolio’s PE is only 10.8X and the Fund portfolio’s underlying dividend yield is 4.8% versus 1.5% for the S&P 500. We think these metrics are encouraging for DIVY investors’ future returns.

SHAREHOLDER LETTER (Continued)

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Longer term, we are still concerned about the ballooning global budget deficits and the likelihood that income tax rates here and abroad will have to rise, while government expenditures retreat in order to prevent another global financial crisis. Since we can’t control or take advantage of this slowly developing risk, we are spending most of our time focused on trying to figure out if our portfolio companies are doing the right things, and looking for better ideas, as best as we can.

As always, it is important to keep in mind that a portfolio of high yielding stocks has a significantly shorter mathematical duration than a portfolio of average or long duration growth stocks. In growth portfolios, where most of the value is based on an estimated discounted present value of cash flows projected to come in the future, changes in interest rates, higher or lower, cause the value to change inversely, often in a dramatic fashion. The Fund’s lower duration portfolio is affected by changes in interest rates to a much lesser degree because more of its value is based on actual current cash flow being paid to investors today, in the form of dividends. Hence, in periods of rising interest rates, dividend paying value stocks like those held in the Fund’s portfolio tend to outperform growth stocks and in periods of falling interest rates, long duration growth stocks tend to out-perform their value counterparts.

As has been the case since its inception, DIVY again had a very low (sub 20%) portfolio turnover rate in fiscal year 2023 and we expect this trend to continue. The low turnover is a result of our high yield, value with a catalyst strategy, which limits the number of suitable names, and also requires patience to see the benefits of those chosen. However, we do expect the turnover to gradually rise, as more names mature and need replacing.

With an internal yield of 4.8% versus 1.5% for the S&P 500 and a weighted average PE of 10.8X versus 18.7X for the S&P 500, we believe the DIVY portfolio remains attractively priced versus the broader market. The SEC Yield for DIVY as of November 30, 2023 is 2.83%. So long as investors value high yield names and we can find companies that are fundamentally improving, we should continue to offer an attractive product to clients.

Thank you again for the trust that you have placed with us in choosing the Sound Equity Dividend Income ETF. We look forward to working with you again in 2024 and beyond.

Warm regards always,

Eric Beyrich, CFA, CFP
Portfolio Manager, Sound Equity Dividend Income ETF

SHAREHOLDER LETTER (Continued)

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Investing involves risk, including the potential loss of principal. There is no guarantee that the Fund’s investment strategy will be successful. Shares may trade at a premium or discount to their NAV in the secondary market. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund; and there may be a limited number of market makers or other liquidity providers in the marketplace. Since the Fund is actively-managed it does not seek to replicate the performance of a specified index. Equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Earnings growth is a measure of the increase in a company’s income.

Cash flow, or free cash flow, represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

Duration is a measure that helps approximate the degree of price sensitivity of a bond to changes in interest rates and is adjusted to account for the change in cash flows of the bond’s embedded option.

The weighted average PE is the price/earnings ratios of the stocks in a fund’s portfolio based on each stocks weighting in the portfolio. The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Internal yield measures the return of a potential investment. The calculation excludes external factors such as inflation and the cost of capital, which is why it’s called internal.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The S&P 500® Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Financial Services LLC.

One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change. Please see the Schedule of Investments for complete holdings.

The Fund is distributed by Foreside Fund Services, LLC.

The piece must be preceded or accompanied by a prospectus.

SHAREHOLDER LETTER (Continued)

8

Sound Enhanced Fixed Income ETF

PERFORMANCE SUMMARY (Unaudited)

$12,000
$11,000
$10,000
$9,000
$8,000
12/30/20
3/31/21
7/31/21
11/30/21
3/31/22
7/31/22
11/30/22
3/31/23
7/31/23
11/30/23
Sound Enhanced Fixed Income ETF - NAV
Sound Enhanced Fixed Income ETF - Market
Bloomberg U.S. Universal Bond Index

Total Returns for the year ended November 30, 2023:	Since Inception (12/30/2020)	1 Year	Ending Values (11/30/2023)
Sound Enhanced Fixed Income ETF - NAV	1.04%	7.21%	$10,306
Sound Enhanced Fixed Income ETF - Market	1.26%	7.96%	$10,371
Bloomberg U.S. Universal Bond Index	-4.25%	1.94%	$8,810

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 916-9056. The Fund’s expense ratio as of the most recently filed prospectus is 2.12%.

9

Sound Equity Dividend Income ETF

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PERFORMANCE SUMMARY (Unaudited)

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
12/30/20
3/31/21
7/31/21
11/30/21
3/31/22
7/31/22
11/30/22
3/31/23
7/31/23
11/30/23
Sound Equity Income ETF - NAV
Sound Equity Income ETF - Market
S&P 500® Total Return Index

Total Returns for the year ended November 30, 2023:	Since Inception (12/30/2020)	1 Year	Ending Values (11/30/2023)
Sound Equity Dividend Income ETF - NAV	11.60%	-4.13%	$13,773
Sound Equity Dividend Income ETF - Market	11.60%	-3.96%	$13,774
S&P 500® Total Return Index	8.87%	13.84%	$12,815

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 916-9056. The Fund’s expense ratio as of the most recently filed prospectus is 0.45%.

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Sector/Security Type	% of Net Assets
Financial	53.1%
Exchange Traded Funds	9.6
Energy	8.4
Utilities	6.8
Communications	4.1
Consumer, Cyclical	3.7
Basic Materials	3.7
Closed-End Funds	2.8
Industrial	2.2
Consumer, Non-cyclical	2.0
Technology	1.8
Cash Equivalents(1)	1.8
Total	100.0%

(1)Represents short-term investments, investments purchased with collateral from securities lending and liabilities in excess of other assets.

Sound Equity Dividend Income ETF

PORTFOLIO ALLOCATION at November 30, 2023 (Unaudited)

Sector	% of Net Assets
Consumer, Non-cyclical	22.4%
Energy	17.7
Financial	15.0
Communications	12.2
Consumer, Cyclical	8.9
Technology	6.9
Basic Materials	6.9
Utilities	4.8
Industrial	4.3
Cash Equivalents(2)	0.9
Total	100.0%

(2)Represents short-term investments and other assets in excess of liabilities.

PORTFOLIO ALLOCATION at November 30, 2023 (Unaudited)

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The accompanying notes are an integral part of these financial statements.

	Shares	Value
Preferred Stocks - 29.7%
Banks - 14.7%
Associated Banc-Corp, Series F, 5.63%, Perpetual	29,097	$502,214
Bank of America Corp., Series KK, 5.38%, Perpetual	30,638	680,164
JPMorgan Chase & Co., Series EE, 6.00%, Perpetual	29,365	737,942
Morgan Stanley
Series L, 4.88%, Perpetual	31,510	657,299
Series O, 4.25%, Perpetual	30,554	557,305
Truist Financial Corp., Series O, 5.25%, Perpetual	30,103	666,781
Wells Fargo & Co., Series AA, 4.70%, Perpetual	32,046	619,770
Total Banks		4,421,475

Diversified Financial Services - 1.9%
Capital One Financial Corp., Series J, 4.80%, Perpetual	32,247	569,160
Total Diversified Financial Services		569,160

Electric - 4.6%
CMS Energy Corp., 5.88%, 03/01/2079	29,902	722,134
The Southern Co., Series 2020, 4.95%, 01/30/2080	30,505	678,736
Total Electric		1,400,870

Insurance - 6.5%
AEGON Funding Co., LLC, 5.10%, 12/15/2049	30,839	646,694
MetLife, Inc., Series F, 4.75%, Perpetual	30,705	640,813
The Allstate Corp., Series H, 5.10%, Perpetual	29,968	663,192
Total Insurance		1,950,699

Telecommunications - 2.0%
AT&T, Inc., Series C, 4.75%, Perpetual	31,108	597,274
Total Telecommunications		597,274

Total Preferred Stocks (Cost $10,557,889)		8,939,478

	Par	Value
Corporate Bonds - 28.2%
Auto Parts & Equipment - 1.7%
American Axle & Manufacturing, Inc., 5.00%, 10/01/2029	609,000	$504,564

Chemicals - 2.1%
Olin Corp., 5.13%, 09/15/2027	669,000	638,704

Commercial Services - 2.0%
United Rentals North America, Inc., 4.88%, 01/15/2028	619,000	595,841

Computers - 1.8%
Dell, Inc., 6.50%, 04/15/2038(a)	520,000	538,945

Diversified Financial Services - 2.1%
Radian Group, Inc., 4.88%, 03/15/2027	669,000	633,760

Gas - 2.1%
National Fuel Gas Co., 4.75%, 09/01/2028	669,000	637,553

Iron & Steel - 1.6%
Cleveland-Cliffs, Inc., 5.88%, 06/01/2027(a)	497,000	488,331

Lodging - 2.1%
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/2030	662,000	623,536

Media - 2.1%
AMC Networks, Inc., 4.75%, 08/01/2025	670,000	636,368

Miscellaneous Manufacturers - 2.2%
Trinity Industries, Inc., 4.55%, 10/01/2024	669,000	655,680

Oil & Gas - 4.3%
Apache Corp., 5.10%, 09/01/2040	669,000	551,564
Murphy Oil Corp., 5.88%, 12/01/2027	736,000	725,782
		1,277,346

Schedule of Investments at November 30, 2023

Sound Enhanced Fixed Income ETF

12

The accompanying notes are an integral part of these financial statements.

Schedule of Investments at November 30, 2023 (Continued)

	Par	Value
Corporate Bonds - 28.2% (Continued)
Pipelines - 4.1%
EQM Midstream Partners L.P., 5.50%, 07/15/2028	603,000	$586,652
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 01/15/2028 (a)	669,000	650,232
		1,236,884
Total Corporate Bonds (Cost $8,973,664)		8,467,512

	Shares	Value
Common Stocks - 17.6%
Investment Companies - 14.6%
Ares Capital Corp.(a)	50,173	994,428
Golub Capital BDC, Inc.(a)	60,278	896,937
PennantPark Floating Rate Capital Ltd.	79,946	890,598
Runway Growth Finance Corp.(a)	5,310	66,747
Sixth Street Specialty Lending, Inc.(a)	40,275	844,164
WhiteHorse Finance, Inc.(a)	56,906	691,408
		4,384,282

Private Equity - 3.0%
Hercules Capital, Inc.(a)	58,402	902,311
Total Common Stocks (Cost $5,641,120)		5,286,593

Real Estate Investment Trusts - 10.3%
REITS - 10.3%
Alpine Income Property Trust, Inc.	18,136	296,161
Apple Hospitality REIT, Inc.(a)	8,355	139,278
Gaming and Leisure Properties, Inc.	2,183	102,012
Global Medical REIT, Inc.	25,619	256,959
Global Net Lease, Inc.	19,602	172,106
Omega Healthcare Investors, Inc.	9,028	286,639
Park Hotels & Resorts, Inc.	11,757	174,356
Plymouth Industrial REIT, Inc.	18,555	403,571
Simon Property Group, Inc.	3,948	493,065
Spirit Realty Capital, Inc.(a)	8,296	342,625
VICI Properties, Inc.(a)	14,525	434,152
		3,100,924
Total Real Estate Investment Trusts (Cost $3,331,484)		3,100,924

	Shares	Value
Exchange Traded Funds - 9.6%
Invesco Emerging Markets Sovereign Debt ETF	32,632	$632,082
iShares 0-5 Year High Yield Corporate Bond ETF	22,074	921,368
iShares J.P. Morgan EM High Yield Bond ETF	21,605	762,765
VanEck Emerging Markets High Yield Bond ETF(a)	32,354	587,872

Total Exchange Traded Funds (Cost $3,337,796)		2,904,087

Closed End Funds - 2.8%
AllianceBernstein Global High Income Fund, Inc.	85,367	835,743

Total Closed End Funds (Cost $972,701)		835,743

Short-Term Investments - 19.4%
Investments Purchased with Collateral from Securities Lending - 18.4%
Mount Vernon Liquid Assets Portfolio, LLC, 4.93%(b)	5,544,437	5,544,437

Money Market Funds - 1.0%
First American Government Obligations Fund - Class X, 5.29%(b)	291,727	291,727

Total Short-Term Investments (Cost $5,836,164)		5,836,164

Total Investments - 117.6% (Cost $38,650,818)		35,370,501
Liabilities in Excess of Other Assets - (17.6)%		(5,300,113)
Total Net Assets - 100.0%		$30,070,388

Percentages are stated as a percent of net assets.

(a)This security or a portion of this security was out on loan as of November 30, 2023. As of November 30, 2023, total loaned securities had a value of $5,403,398 or 18.00% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(b)The rate shown represents the annualized seven-day effective yield as of November 30, 2023.

Sound Equity Dividend Income ETF

13

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Common Stocks - 99.1%
Advertising - 4.6%
Omnicom Group, Inc.	14,888	$1,200,419

Apparel - 2.0%
Carter’s, Inc.	7,521	512,857

Banks - 5.3%
Citigroup, Inc.	15,639	720,957
M&T Bank Corp.	5,003	641,235
		1,362,192

Chemicals - 6.9%
Dow, Inc.	10,293	532,663
LyondellBasell Industries NV - Class A	13,022	1,238,391
		1,771,054

Commercial Services - 3.6%
H&R Block, Inc.	20,312	922,571

Computers - 4.1%
International Business Machines Corp.	6,740	1,068,694

Cosmetics & Personal Care - 4.1%
Kenvue, Inc.	23,674	483,897
Unilever PLC - ADR	12,197	581,797
		1,065,694

Diversified Financial Services - 3.0%
Franklin Resources, Inc.	31,713	786,482

Electric - 4.8%
Edison International	10,637	712,572
Entergy Corp.	5,309	538,386
		1,250,958

Healthcare - Products - 4.4%
Patterson Companies Inc.	44,278	1,125,104

Insurance - 3.1%
Principal Financial Group, Inc.	10,860	801,794

Office & Business Equipment - 2.8%
Xerox Holdings Corp.	51,321	717,981

	Shares	Value
Common Stocks - 99.1% (Continued)
Oil & Gas - 9.7%
HF Sinclair Corp.	9,482	$497,615
TotalEnergies SE - ADR	15,712	1,069,202
Valero Energy Corp.	7,535	944,588
		2,511,405

Packaging & Containers - 4.3%
Greif, Inc. - Class B	16,044	1,117,465

Pharmaceuticals - 10.3%
AbbVie, Inc.	7,426	1,057,388
GSK PLC - ADR	23,311	838,963
Pfizer, Inc.	24,666	751,573
		2,647,924

Pipelines - 8.0%
Enbridge, Inc.	28,602	997,352
ONEOK, Inc.	15,710	1,081,634
		2,078,986

Retail - 5.2%
MSC Industrial Direct Co., Inc. - Class A	7,104	692,072
Walgreens Boots Alliance, Inc.	32,032	638,718
		1,330,790

Savings & Loans - 3.6%
New York Community Bancorp, Inc.	99,338	934,771

Telecommunications - 7.6%
AT&T, Inc.	58,353	966,909
Cisco Systems, Inc.	20,561	994,741
		1,961,650

Toys, Games & Hobbies - 1.7%
Hasbro, Inc.	9,702	450,270

Total Common Stocks (Cost $25,523,750)		25,619,061

Schedule of Investments at November 30, 2023

Sound Equity Dividend Income ETF

14

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Short-Term Investments - 0.4%
Money Market Funds - 0.4%
First American Government Obligations Fund - Class X, 5.29%(a)	96,034	$96,034

Total Short-Term Investments (Cost $96,034)		96,034

Total Investments - 99.5% (Cost $25,619,784)		25,715,095
Other Assets in Excess of Liabilities - 0.5%		126,475
Total Net Assets - 100.0%		$25,841,570

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)The rate shown represents the annualized seven-day effective yield as of November 30, 2023.

Schedule of Investments at November 30, 2023 (Continued)

Sound Income Strategies ETFs

15

The accompanying notes are an integral part of these financial statements.

	Sound Enhanced Fixed Income ETF	Sound Equity Dividend Income ETF

Assets:
Investments in securities, at value (Note 2) (1)	$35,370,501	$25,715,095
Receivables:
Investment securities sold	–	130,297
Dividends and interest	247,880	135,576
Securities lending income, net (Note 8)	8,154	–
Total assets	35,626,535	25,980,968

Liabilities:
Collateral received for securities loaned (Note 8)	5,544,437	–
Payables:
Investment securities purchased	–	129,786
Tax fees	–	185
Management fees (Note 4)	11,710	9,427
Total liabilities	5,556,147	139,398
Net Assets	$30,070,388	$25,841,570

Components of Net Assets:
Paid-in capital	$33,518,867	$26,307,827
Total distributable (accumulated) earnings (losses)	(3,448,479)	(466,257)
Net assets	$30,070,388	$25,841,570

Net Asset Value (unlimited shares authorized):
Net assets	$30,070,388	$25,841,570
Shares of beneficial interest issued and outstanding	1,700,000	1,050,000
Net asset value	$17.69	$24.61

Cost of investments	$38,650,818	$25,619,784

(1)Includes loaned securities with a value of $5,403,398 and $-, respectively.

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2023

Sound Income Strategies ETFs

16

The accompanying notes are an integral part of these financial statements.

	Sound Enhanced Fixed Income ETF	Sound Equity Dividend Income ETF

Investment Income:
Dividend income (net of foreign withholding tax of $- and $17,516, respectively)	$1,342,205	$1,088,121
Interest income	393,041	4,157
Securities lending income	100,098	–
Total investment income, net	1,835,344	1,092,278

Expenses:
Management fees (Note 4)	130,547	112,119
Interest expense	56	–
Total expenses	130,603	112,119
Net investment income (loss)	1,704,741	980,159

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(307,953)	(666,218)
Change in net unrealized appreciation/depreciation on:
Investments	480,306	(1,391,229)
Net realized and unrealized gain (loss) on investments	172,353	(2,057,447)
Net increase (decrease) in net assets resulting from operations	$1,877,094	$(1,077,288)

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2023

Sound Enhanced Fixed Income ETF

17

The accompanying notes are an integral part of these financial statements.

	Year Ended November 30, 2023	Year Ended November 30, 2022

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$1,704,741	$1,143,571
Net realized gain (loss) on investments	(307,953)	(14,146)
Change in net unrealized appreciation/depreciation on investments	480,306	(3,591,423)
Net increase (decrease) in net assets resulting from operations	1,877,094	(2,461,998)

Distributions to Shareholders:
Distributable earnings	(1,542,704)	(1,143,571)
Return of capital	—	(12,429)
Net distributions to shareholders	(1,542,704)	(1,156,000)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(1)	6,566,115	13,440,822
Total increase (decrease) in net assets	6,900,505	9,822,824

Net Assets:
Beginning of year	23,169,883	13,347,059
End of year	$30,070,388	$23,169,883

(1)Summary of share transactions is as follows:

	Year Ended November 30, 2023		Year Ended November 30, 2022
	Shares	Value	Shares	Value
Shares sold	375,000	$6,565,897	675,000	$13,439,548
Shares redeemed	—	—	—	—
Variable fees	—	218	—	1,274
Net increase (decrease)	375,000	$6,566,115	675,000	$13,440,822

STATEMENT OF CHANGES IN NET ASSETS

Sound Equity Dividend Income ETF

18

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2023	Year Ended November 30, 2022

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$980,159	$705,808
Net realized gain (loss) on investments	(666,218)	196,840
Change in net unrealized appreciation/depreciation on investments	(1,391,229)	1,549,514
Net increase (decrease) in net assets resulting from operations	(1,077,288)	2,452,162

Distributions to Shareholders:
Net distributions to shareholders	(1,199,151)	(613,850)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(1)	5,195,922	8,933,370
Total increase (decrease) in net assets	2,919,483	10,771,682

Net Assets:
Beginning of year	22,922,087	12,150,405
End of year	$25,841,570	$22,922,087

(1)Summary of share transactions is as follows:

	Year Ended November 30, 2023		Year Ended November 30, 2022
	Shares	Value	Shares	Value
Shares sold	200,000	$5,195,922	350,000	$8,933,370
Shares redeemed	—	—	—	—
Net increase (decrease)	200,000	$5,195,922	350,000	$8,933,370

Sound Enhanced Fixed Income ETF

19

The accompanying notes are an integral part of these financial statements.

	Year Ended November 30, 2023		Year Ended November 30, 2022	Period Ended November 30, 2021(1)

Net asset value, beginning of year/period	$17.49		$20.53	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	1.11		0.98	0.85
Net realized and unrealized gain (loss)(3)	0.10		(3.02)	0.53
Total from investment operations	1.21		(2.04)	1.38

Less Distributions:
From net investment income	(1.01)		(0.99)	(0.80)
From return of capital	—		(0.01)	(0.05)
Total distributions	(1.01)		(1.00)	(0.85)

Variable fees(4)	0.00		0.00	0.00
Net asset value, end of year/period	$17.69		$17.49	$20.53
Total return(6)	7.21%		(10.10)%	6.94	%(5)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$30.1		$23.2	$13.3
Portfolio turnover rate(9)	1%		6%	6	%(5)
Ratio of expenses to average net assets	0.49%		0.49%	0.49	%(7)
Ratio of net investment income (loss) to average net assets	6.40	%(8)	5.35%	4.46	%(7)

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)Does not round to (0.01).

(5)Not annualized.

(6)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(7)Annualized.

(8)The net investment income (loss) ratio includes interest expense.

(9)Excludes the impact of in-kind transactions.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Sound Equity Dividend Income ETF

20

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended November 30, 2023	Year Ended November 30, 2022	Period Ended November 30, 2021(1)

Net asset value, beginning of year/period	$26.97	$24.30	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	1.00	1.01	0.86
Net realized and unrealized gain (loss)(3)	(2.10)	2.55	4.15
Total from investment operations	(1.10)	3.56	5.01

Less Distributions:
From net investment income	(1.12)	(0.89)	(0.71)
From realized gains	(0.14)	0.00	0.00
Total distributions	(1.26)	(0.89)	(0.71)

Net asset value, end of year/period	$24.61	$26.97	$24.30
Total return(5)	(4.13)%	14.88%	25.05	%(4)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$25.8	$22.9	$12.2
Portfolio turnover rate(7)	17%	20%	16	%(4)
Ratio of expenses to average net assets	0.45%	0.45%	0.45	%(6)
Ratio of net investment income (loss) to average net assets	3.93%	3.94%	3.78	%(6)

(1)The Fund commenced operations on December 30, 2020. The information presented is from December 30, 2020 to November 30, 2021.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)Not annualized.

(5)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(6)Annualized.

(7) Excludes the impact of in-kind transactions.

Sound Income Strategies ETFs

21

NOTE 1 – ORGANIZATION

The Sound Enhanced Fixed Income ETF and Sound Equity Dividend Income ETF (each, a “Fund,” and collectively, the “Funds”) are non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (f/k/a Toroso Investments, LLC) (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Funds and Sound Income Strategies, LLC (the “Sub-Adviser”) serves as sub-adviser to the Funds. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on December 30, 2020.

The investment objective of the Sound Enhanced Fixed Income ETF is to seek current income while providing the opportunity for capital appreciation. The primary investment objective of the Sound Equity Dividend Income ETF is to generate current income via a dividend yield that is a least two times that of the S&P 500® Index. The Sound Equity Dividend Income ETF also seeks to capture long-term capital appreciation as a secondary objective.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Units of Mount Vernon Liquid Assets Portfolio, LLC are not traded on an exchange and are measured at fair value using the investment company’s net asset value per share (or its equivalent) practical expedient as provided by the underlying fund’s administrator.

Under Rule 2a-5 of the 1940 Act, a fair value is determined for securities for which quotations are not readily available, by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

NOTES TO FINANCIAL STATEMENTS November 30, 2023

Sound Income Strategies ETFs

22

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2023:

	Sound Enhanced Fixed Income ETF
Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Preferred Stocks(1)	$—	$8,939,478	$—	$—	$8,939,478
Corporate Bonds(1)	—	—	8,467,512	—	8,467,512
Common Stocks(1)	—	5,286,593	—	—	5,286,593
Real Estate Investment Trusts	—	3,100,924	—	—	3,100,924
Exchange Traded Funds	—	2,904,087	—	—	2,904,087
Closed End Funds	—	835,743	—	—	835,743
Short-Term Investments
Investments Purchased With Proceeds From Securities Lending(2)	5,544,437	—	—	—	5,544,437
Money Market Funds	—	291,727	—	—	291,727
Total Investments in Securities	$5,544,437	$21,358,552	$8,467,512	$—	$35,370,501

	Sound Equity Dividend Income ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$25,619,061	$—	$—	$25,619,061
Short-Term Investments	96,034	—	—	96,034
Total Investments in Securities	$25,715,095	$—	$—	$25,715,095

(1)See Schedule of Investment for the industry breakout.

(2)Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

Sound Income Strategies ETFs

23

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years. Tax expense is disclosed in the Statement of Operations, if applicable.

As of November 30, 2023, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to adjustments for redemptions in-kind. These reclassifications have no effect on net assets or NAV per share. For the year ended November 30, 2023, the following reclassification adjustments were made:

Fund	Paid-In Capital	Total Distributable (Accumulated) Earnings (Losses)
Sound Enhanced Fixed Income ETF	$(9,861)	$9,861
Sound Equity Dividend Income ETF	—	—

I.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “LRMP”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the LRMP.

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NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

J.Recently Issued Accounting Pronouncements.

•In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Funds are currently evaluating the impact, if any, of these amendments on the financial statements.

K.Other Regulatory Matters. In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.BDC Risk (Sound Enhanced Fixed Income ETF Only). BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that the Fund may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s NAV.

B.Credit Risk (Sound Enhanced Fixed Income ETF Only). Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

C.Equity Markets Risk. The equity securities held in the Funds’ portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Funds invest. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers.

D.Depositary Receipt Risk (Sound Equity Dividend Income ETF Only). Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

E.Exchange-Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares of the Funds (“Shares”) directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to

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NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk (Sound Enhanced Fixed Income ETF Only). The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate each Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by each Funds may trade on foreign exchanges that are closed when the Funds’ primary listing exchange is open, the Funds are likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

•Trading. Although shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

F.Financial Services Sector Risk (Sound Enhanced Fixed Income ETF Only). The Fund may emphasize its investments in the financial services sector. Companies in the financial services sector are often subject to risks tied to the global financial markets, which have experienced very difficult conditions and volatility as well as significant adverse trends. Companies in the financial services sector may also be negatively impacted by disruptions in the banking industry. The conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions.

G. Fixed Income Risk (Sound Enhanced Fixed Income ETF Only). The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

H. Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Funds are subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Investing in emerging markets can have more risk than investing in developed foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries.

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NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

I.High Yield Securities Risk (Sound Enhanced Fixed Income ETF Only). Securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in lower rated corporate debt securities typically entail greater price volatility and principal and income risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery.

J.Illiquid Investments Risk (Sound Enhanced Fixed Income ETF Only). The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

K.Interest Rate Risk (Sound Enhanced Fixed Income ETF Only). The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

L.Management Risk. The Funds are actively-managed and may not meet their investment objectives based on the Sub-Adviser’s success or failure to implement investment strategies for the Funds.

M.Market Capitalization Risk.

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing (Sound Enhanced Fixed Income ETF Only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

N.Non-Diversification Risk. Because the Funds are “non-diversified”, they may invest a greater percentage of their assets in the securities of a single issuer or a smaller number of issuers than if they were diversified funds. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Funds’ overall values to decline to a greater degree than if in the Funds held more diversified portfolios.

O.Other Investment Companies Risk. The Funds will incur higher and duplicative expenses when they invest in ETFs and other investment companies. By investing in another investment company, the Funds become shareholders of that investment company and bear their proportionate share of the fees and expenses of the other investment company. There is also the risk that the Funds may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

P.Preferred Stocks Risk (Sound Enhanced Fixed Income ETF Only). Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a

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NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Q.REIT Risk (Sound Enhanced Fixed Income ETF Only). A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

R.Sovereign Debt Risk (Sound Enhanced Fixed Income ETF Only). The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

S.U.S. Government Obligations Risk (Sound Enhanced Fixed Income ETF Only). Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

T.Value Investing Risk (Sound Equity Dividend Income ETF Only). The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market if they remain out of favor in the market or are not undervalued in the market.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and oversight of the Board. The Adviser provides oversight of the Sub-Adviser, the investment sub-adviser to the Funds, and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions subject to the supervision of the Board.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Fund	Management Fee
Sound Enhanced Fixed Income ETF	0.49%
Sound Equity Dividend Income ETF	0.45%

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NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by each Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”), and the Management Fees payable to the Adviser. To the extent a Fund incurs Excluded Expenses, the Fund’s Total Annual Fund Operating Expenses will be greater than the Management Fee. The Management Fees incurred are paid monthly to the Adviser. Management Fees for the year ended November 30, 2023 are disclosed in the Statement of Operations.

The Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolio, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly. The Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses by the Funds, except for the sub-advisory fee payable to the Sub-Adviser and Excluded Expenses. Such expenses incurred by the Funds and paid by the Sub-Adviser include fees charged by Tidal (defined below). For assuming the payment obligations for the Funds, the Adviser has agreed to pay the Sub-Adviser the profits, if any, generated by the Funds’ Management Fees.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Sound Enhanced Fixed Income ETF.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were as follows:

Fund	Purchases	Sales
Sound Enhanced Fixed Income ETF	$765,964	$342,635
Sound Equity Dividend Income ETF	4,122,029	4,182,774

For the year ended November 30, 2023, there were no purchases or sales of long-term U.S. government securities.

For the year ended November 30, 2023, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	Purchases	Sales
Sound Enhanced Fixed Income ETF	$6,040,332	$—
Sound Equity Dividend Income ETF	5,160,221	—

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NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2023, was as follows:

Distributions paid from:	Sound Enhanced Fixed Income ETF	Sound Equity Dividend Income ETF
Ordinary income	$1,542,704	$1,073,347
Long-term capital gains	—	125,804
Total Distributions Paid	$1,542,704	$1,199,151

The tax character of distributions paid during the year ended November 30, 2022, was as follows:

Distributions paid from:	Sound Enhanced Fixed Income ETF	Sound Equity Dividend Income ETF
Ordinary income	$1,143,571	$613,850
Return of Capital	12,429	—
Total Distributions Paid	$1,156,000	$613,850

As of the year ended November 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Sound Enhanced Fixed Income ETF	Sound Equity Dividend Income ETF
Cost of investments (1)	$38,673,099	$25,681,167
Gross tax unrealized appreciation	385,170	2,404,567
Gross tax unrealized depreciation	(3,687,768)	(2,370,671)
Net tax unrealized appreciation (depreciation)	(3,302,598)	33,896
Undistributed ordinary income (loss)	171,898	126,783
Undistributed long-term capital gain (loss)	—	—
Total distributable earnings	171,898	126,783
Other accumulated gain (loss)	(317,779)	(626,936)
Total distributable (accumulated) earnings (losses)	$(3,448,479)	$(466,257)

(1)The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late year losses), and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. As of November 30, 2023, the Funds had no late year losses. As of November 30, 2023, there were short-term and long-term capital loss carryovers of the following:

Fund	Short-Term	Long-Term
Sound Enhanced Fixed Income ETF	$56,422	$261,357
Sound Equity Dividend Income ETF	293,551	333,385

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NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Sound Enhanced Fixed Income ETF a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended November 30, 2023, are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	36,000
Average daily loan outstanding	27,300
Credit facility outstanding as of November 30, 2023	—
Average interest rate, when in use	7.40%
Interest rate terms	Prime
Interest rate as of November 30, 2023	8.50%
Expiration date	June 26, 2024

Interest expense incurred for the year ended November 30, 2023 is disclosed in the Statement of Operations, if applicable.

The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds in the Trust. The maximum available credit is disclosed at the Trust level. The Fund’s ability to borrow is therefore limited by borrowings of other funds within the Trust which are party to the agreement and to one-third of the Fund’s total assets.

NOTE 8 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market value of the securities loaned by the Funds. The Funds receive compensation in the form of fees and earned interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of November 30, 2023, for the Sound Enhanced Fixed Income ETF, market value of the securities on loan and payable on collateral received for securities lending were as follows:

Market Value of Securities on Loan	Payable on Collateral Received	Percentage of Net Assets of Securities on Loan
$5,403,398	$5,544,437	18.0%

The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC, of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

During the year ended November 30, 2023, the Sound Enhanced Fixed Income ETF loaned securities that were collateralized by cash. The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC, as listed in the Sound Enhanced Fixed Income ETF’s Schedule of Investments. Securities lending income is disclosed in the Sound Enhanced Fixed Income ETF’s Statement of Operations.

The Funds are not subject to a master netting agreement with respect to a Fund’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements is required.

The Sound Equity Dividend Income ETF did not lend securities during the year ended November 30, 2023.

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

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NOTE 9 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Sound Enhanced Fixed Income ETF is $500 and for the Sound Equity Dividend Income ETF is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units for the Sound Enhanced Fixed Income ETF of up to a maximum of 5% and for the Sound Equity Dividend Income ETF of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 10 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective December 30, 2023, both the Sound Enhanced Fixed Income ETF and the Sound Equity Dividend Income ETF are now classified as diversified funds. Both Funds commenced operations as non-diversified funds, however, both Funds continuously operated as diversified for three years effective December 30, 2023 and are now classified as diversified.

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Sound Enhanced Fixed Income ETF and
Sound Equity Dividend Income ETF and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sound Enhanced Fixed Income ETF and Sound Equity Dividend Income ETF (formerly, Sound Equity Income ETF) (collectively the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of November 30, 2023 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period December 30, 2020 (commencement of operations) to November 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2023, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2024

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EXPENSE EXAMPLES For the Six-Months Ended November 30, 2023

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from June 1, 2023 to November 30, 2023.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Sound Enhanced Fixed Income ETF

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During the Period June 1, 2023 – November 30, 2023(1)
Actual	$1,000.00	$1,058.70	$2.53
Hypothetical (5% annual return before expenses)	1,000.00	1,022.61	2.48

(1)Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

Sound Equity Dividend Income ETF

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During the Period June 1, 2023 – November 30, 2023(2)
Actual	$1,000.00	$1,052.40	$2.32
Hypothetical (5% annual return before expenses)	1,000.00	1,022.81	2.28

(2)Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

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Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory AGREEMENTS

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met at a meeting held on September 19, 2023 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Sound Enhanced Fixed Income ETF (the “Enhanced Fixed Income ETF”) and the Sound Equity Dividend Income ETF (the “Equity Dividend Income ETF”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, and Tidal Investments LLC (formerly, Toroso Investments, LLC), the Funds’ investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from outside legal counsel to the Trust and Independent Trustees, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, biographical information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the unitary advisory fees for the Funds, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Michael Venuto and Charles Ragauss, who each serve as a portfolio manager to the Funds, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that employed by each of the Funds.

The Board also considered other services provided to the Funds, such as monitoring adherence to each Fund’s investment strategy and restrictions, oversight of Sound Income Strategies, LLC (“SIS” or the “Sub-Adviser”), the Funds’ sub-adviser, and other service providers to the Funds, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which each Fund achieves its investment objective as an actively-managed ETF. The Board noted that the Adviser is responsible for trade execution and the Sub-Adviser is responsible for portfolio investment decisions for each Fund, subject to the supervision of the Adviser.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Funds and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory.

2.Investment Performance of the Funds and the Adviser. The Board considered the investment performance of the Funds and the Adviser. The Board also considered each Fund’s performance against its respective benchmark index and respective peer group. The Board also considered that because the portfolio investment decision-making for each Fund is performed by the Sub-Adviser, each Fund’s performance is not the direct result of investment decisions made by the Adviser.

The Board considered the performance of the Enhanced Fixed Income ETF on an absolute basis, in comparison to its benchmark index (the Bloomberg U.S. Universal Bond Index), and in comparison to a peer group of funds in the Enhanced Fixed Income ETF’s current Morningstar category based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of conservative allocation funds) (the “FXED Morningstar Peer Group”). The Board noted that the Enhanced Fixed Income ETF outperformed the Bloomberg U.S. Universal Bond Index over the year-to-date, one-year and since inception periods ended June 30, 2023. The Board also noted that the Enhanced Fixed Income ETF outperformed the FXED Morningstar Peer Group average for the year-to-date and one-year periods ended July 31, 2023.

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Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory AGREEMENTS (Continued)

The Board considered the performance of the Equity Income ETF on an absolute basis, in comparison to its benchmark index (the S&P 500 TR Index), and in comparison to a peer group of funds in the Equity Income ETF’s current Morningstar category based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of U.S. large value funds) (the “DIVY Morningstar Peer Group”). The Board noted that the Equity Income ETF significantly outperformed the S&P 500 TR Index over the since inception period ended June 30, 2023, but underperformed the S&P 500 TR Index for the year-to-date and one-year periods ended June 30, 2023. The Board also noted that the Equity Income ETF underperformed the DIVY Morningstar Peer Group average for the year-to-date and one-year periods ended July 31, 2023.

After considering all of the information, the Board concluded that the performance of each Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s advisory fees, including a review of comparative expenses, expense components and peer group selection for each Fund. The Board took into consideration that the advisory fee was a “unitary fee,” meaning that each Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to each Fund’s Rule 12b-1 Plan. The Board noted that the Adviser continues to be responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fee and resources, subject to the Sub-Adviser’s contractual agreement to assume such obligation in exchange for the profits, if any, generated by each Fund’s unitary fee. The Board also considered the overall profitability of the Adviser and examined the level of profits accrued to the Adviser from the fees payable under the Advisory Agreement.

The Board considered that the Enhanced Fixed Income ETF’s advisory fee of 0.49% was generally in line with the FXED Morningstar Peer Group average of 0.48% and the Fund’s expense ratio of 0.49% was below the FXED Morningstar Peer Group average of 0.52%.

The Board considered that the Equity Income ETF’s advisory fee of 0.45% was below the DIVY Morningstar Peer Group average of 0.55% and the Fund’s expense ratio of 0.45% was below the DIVY Morningstar Peer Group average of 0.52%.

The Board concluded that each Fund’s expense ratio and advisory fee were fair and reasonable in light of the comparative performance, advisory fee and expense information and the investment management services provided to the Fund by the Adviser given the nature of the Fund’s strategies. The Board also evaluated, based on a profitability analysis prepared by the Adviser, the fees received by the Adviser and its affiliates and the profits realized by the Adviser from its relationship with each Fund, and concluded that the fees had not been, and currently were not, excessive, and that while each Fund was not yet profitable to the Adviser, the Adviser had adequate financial resources to support its services to each Fund from the revenues of its overall investment advisory business.

4.Extent of Economies of Scale as each Fund Grows. The Board compared each Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale. The Board considered the potential economies of scale that each Fund might realize under the structure of the advisory fees. The Board noted the advisory fees did not contain any breakpoint reductions as each Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structures.

5.Benefits Derived from the Relationship with the Funds. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Funds. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Funds.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fees are reasonable in light of the services that the Adviser provides to each of the Funds; and (c) the approval of renewal of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

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At the meeting held on September 19, 2023, the Board also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Funds, entered into between the Adviser and SIS. Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Sub-Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and the Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the due diligence response completed by the Sub-Adviser with respect to a specific request letter from outside legal counsel to the Trust and the Independent Trustees, the Sub-Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Sub-Adviser, biographical information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Sub-Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of SIS’s overall services provided to the Funds as well as its specific responsibilities in aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of Eric Lutton, who serves as a portfolio manager for the Enhanced Fixed Income ETF, and Eric Beyrich, who serves as a portfolio manager for the Equity Income ETF, as well as the responsibilities of other key personnel of SIS involved in the day-to-day activities of the Funds. The Board reviewed the due diligence information provided by SIS, including information regarding SIS’s compliance program, its compliance personnel and compliance record, as well as SIS’s cybersecurity program and business continuity plan. The Board noted that SIS manages other separately-managed accounts that utilize a strategy similar to that employed by each Fund.

The Board also considered other services provided to the Funds, such as monitoring adherence to each Fund’s investment strategies and restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, monitoring the extent to which each Fund meets its investment objective as an actively-managed ETF and quarterly reporting to the Board. The Board noted that the SIS is responsible for selecting each Fund’s investments, subject to the supervision of the Adviser.

The Board concluded that SIS had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and managing each Fund and that the nature, overall quality and extent of the management services provided to each Fund, as well as the SIS’s compliance program, were satisfactory.

2.Investment Performance of the Funds and the Sub-Adviser. The Board considered the investment performance of each Fund and SIS. The Board noted each Fund’s performance against its respective benchmark index and respective peer group. The Board noted that SIS is responsible for selecting investments for each Fund.

The Board considered the performance of the Enhanced Fixed Income ETF on an absolute basis, in comparison to its benchmark index (the Bloomberg U.S. Universal Bond Index), and in comparison to a peer group of funds in the Enhanced Fixed Income ETF’s current Morningstar category based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of conservative allocation funds) (the “FXED Morningstar Peer Group”). The Board noted that the Enhanced Fixed Income ETF outperformed the Bloomberg U.S. Universal Bond Index over the year-to-date, one-year and since inception periods ended June 30, 2023. The Board also noted that the Enhanced Fixed Income ETF outperformed the FXED Morningstar Peer Group average for the year-to-date and one-year periods ended July 31, 2023.

The Board considered the performance of the Equity Income ETF on an absolute basis, in comparison to its benchmark index (the S&P 500 TR Index), and in comparison to a peer group of funds in the Equity Income ETF’s current Morningstar category based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of U.S. large value funds) (the “DIVY Morningstar Peer Group”). The Board noted that the Equity Income ETF significantly outperformed

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory AGREEMENTS (Continued)

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the S&P 500 TR Index over the since inception period ended June 30, 2023, but underperformed the S&P 500 TR Index for the year-to-date and one-year periods ended June 30, 2023. The Board also noted that the Equity Income ETF underperformed the DIVY Morningstar Peer Group average for the year-to-date and one-year periods ended July 31, 2023.

After considering all of the information, the Board concluded that the performance of each Fund was satisfactory under current market conditions and that SIS has the necessary expertise and resources in providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that each Fund and its shareholders were likely to benefit from SIS’s continued management.

3.Cost of Services Provided and Profits Realized by the Sub-Adviser. The Board considered the structure of the sub-advisory fees paid by the Adviser to SIS under the Sub-Advisory Agreement. The Board noted that the Adviser represented to the Board that the sub- advisory fees payable under the Sub-Advisory Agreement were reasonable in light of the services performed by SIS. Since the sub-advisory fees are paid by the Adviser, the overall advisory fees paid by each Fund are not directly affected by the sub-advisory fees paid to SIS. Consequently, the Board did not consider the cost of services provided by SIS or profitability from its relationship with each Fund to be material factors for consideration given that SIS is not affiliated with the Adviser and, therefore, the sub-advisory fees paid to SIS were negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fees paid to SIS by the Adviser reflected appropriate allocations of the advisory fees and were reasonable in light of the services provided by SIS.

4.Extent of Economies of Scale as the Funds Grow. Since the sub-advisory fees payable to SIS are not paid by each Fund, the Board did not consider whether the sub-advisory fees should reflect any realized or potential economies of scale that might be realized as a Fund’s assets increase.

5.Benefits Derived from the Relationship with the Funds. The Board considered the direct and indirect benefits that could be received by SIS from its association with the Funds. The Board concluded that the benefits SIS may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Funds.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fees are reasonable in light of the services that SIS provides to each Fund; and (c) the approval of the renewal of the Sub-Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory AGREEMENTS (Continued)

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In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the Sound Enhanced Fixed Income ETF and Sound Equity Dividend Income ETF (the “Funds”), has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect the Funds shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tidal Investments LLC, each Fund’s investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a member of its compliance team. The Program Administrator has also delegated certain responsibilities under the Program to the investment sub-adviser of the Funds; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On August 24, 2023, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2022 through June 30, 2023 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a fund, among other means. The Trust has engaged the services of ICE Data Services, Inc., a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no highly liquid investment minimum is required for the Funds because each Fund qualifies as a primarily highly liquid fund (as defined under Rule 22e-4). The Report noted that there were no breaches of the restrictions on acquiring or holding greater than 15% illiquid investments of the Fund during the review period.

The Report confirmed that each Fund’s investment strategies remained appropriate for an open-end fund and that the Funds were able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Funds. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program complies with the requirements of Rule 22e-4 and is reasonably designed and operating effectively.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

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TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(2)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016 to 2018).	39	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012 to 2018).	39	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017 to 2019), Credijusto (financial technology company).	39	None
Interested Trustee and Executive Officer
Eric W. Falkeis(3) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, and Chairman, since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	39

Trustee, Tidal Trust II (32 series) (since 2022);

Independent Director,

Muzinich BDC, Inc.

(since 2019); Trustee,

Professionally

Managed Portfolios

(27 series) (since

2011); Interested

Trustee, Direxion

Funds, Direxion

Shares ETF Trust,

and Direxion

Insurance Trust

(2014–2018).

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TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Toroso Investments, LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Vice President	Indefinite term; since 2023	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Secretary	Indefinite term; since 2023	ETF Regulatory Manager (since 2021), Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC (2005 to 2013).	Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable

(1)Each Trustee shall retire or tender their resignation for the consideration of the remaining Trustees as of the end of the calendar year in which he or she attains the age of 78.

(2)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(3)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

(4)The Trust, as of the date of this shareholder report, offers for sale to the public 39 of the 53 funds registered with the SEC.

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QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVIED DEDUCTION (Unaudited)

For the year ended November 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Sound Enhanced Fixed Income ETF	34.58%
Sound Equity Dividend Income ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2023, was as follows:

Sound Enhanced Fixed Income ETF	34.33%
Sound Equity Dividend Income ETF	85.83%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended November 30, 2023, was as follows:

Sound Enhanced Fixed Income ETF	0.00%
Sound Equity Dividend Income ETF	8.20%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (833) 916-9056 or by accessing the Funds’ website at www.soundetfs.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 916-9056 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ portfolio holdings are posted on the Funds’ website daily at www.soundetfs.com. The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (833) 916-9056. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov or on the Funds’ website at www.soundetfs.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Funds’ website at www.soundetfs.com.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (833) 916-9056. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.soundetfs.com.

Additional INFORMATION

Investment Adviser
Tidal Investments LLC
(f/k/a Toroso Investments, LLC)
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Investment Sub-Adviser
Sound Income Strategies, LLC
500 West Cypress Creek Road, Suite 290
Fort Lauderdale, Florida 33309

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place 50 South 16th Street
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A. Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Sound Enhanced Fixed Income ETF	FXED	886364819
Sound Equity Dividend Income ETF	DIVY	886364793

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Sound Enhanced Fixed Income ETF

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

Sound Equity Dividend Income ETF

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b)	Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 7, 2024

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	February 7, 2024

* Print the name and title of each signing officer under his or her signature.